                                                                   EXHIBIT 4.1

                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE


         [NUMBER]                                             [LOGO]                                                 [SHARES]
                                                              ALAMOSA
                                                  PERSONAL COMMUNICATIONS SERVICE
      COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN                  ALAMOSA PCS HOLDINGS, INC.
NEW YORK, NY AND RIDGEFIELD PARK, NJ
                                                                                                               CUSIP 011593 10 0

                                                                                                               SEE REVERSE FOR
                                                                                                               CERTAIN DEFINITIONS



THIS CERTIFIES THAT





is the owner of


             FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF THE PAR VALUE OF $0.01 PER SHARE, OF

                                                      ALAMOSA PCS HOLDINGS, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid unless countersigned by the Transfer Agent and registered by the
Registrar.

        WITNESS the seal of the Corporation and the signatures of its duly authorized officers.




/s/ DAVID SHARBUTT
---------------------
    David Sharbutt
    CHIEF EXECUTIVE OFFICER


 /s/ KENDALL COWAN
 ---------------------
     Kendall Cowan
     SECRETARY
                                     [SEAL]                                     Dated:

                                                                                COUNTERSIGNED AND REGISTERED
                                                                                       CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                                                 Transfer Agent and Registrar

                                                                                By

                                                                                                          Authorized Signature
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

                           ALAMOSA PCS HOLDINGS, INC.


        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING,
OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE
CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH
PREFERENCES AND/OR RIGHTS. A STOCKHOLDER MAY MAKE THE REQUEST TO THE CORPORATION
AT ITS PRINCIPAL EXECUTIVE OFFICES.

        THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO
CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT BY AND BETWEEN THE
CORPORATION AND CHASEMELLON SHAREHOLDER SERVICES L.L.C., AS RIGHTS AGENT, AS IT
MAY BE AMENDED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH
ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT
THE PRINCIPAL OFFICES OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET
FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE
CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE
CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS
AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER
RECEIPT OF A WRITTEN REQUEST THEREFOR, UNDER CERTAIN CIRCUMSTANCES SET FORTH IN
THE RIGHTS AGREEMENT. RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR
BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS
ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF
SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                 ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:______________________________



                                     X______________________________________
                                                   (SIGNATURE)

                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

                                     X______________________________________
                                                   (SIGNATURE)

                                     THE SIGNATURE(S) MUST BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-15.
                                     _________________________________________
                                     SIGNATURE(S) GUARANTEED BY: